Exhibit 21

LIST OF SUBSIDIARIES OF THE REGISTRANT
As of December 31, 2019

Entity Name	Jurisdiction of Formation
A. Schulman AG	Switzerland
A. Schulman Asia Limited	Hong Kong
A. Schulman Belgium BVBA	Belgium
A. Schulman Canada Ltd.	Ontario
A. Schulman Castellon S.L.	Spain
A. Schulman de Mexico S.A. de C.V.	Mexico
A. Schulman del Peru S.A.C.	Peru
A. Schulman Europe GmbH & Co. KG	Germany
A. Schulman Europe International B.V.	Netherlands
A. Schulman Europe Verwaltungs GmbH	Germany
A. Schulman Gainsborough Ltd	United Kingdom
A. Schulman GmbH	Germany
A. Schulman GmbH (Austrian Branch)	Austria
A. Schulman Holding Company France S.A.S.	France
A. Schulman Holdings (France) S.A.S.	France
A. Schulman Holdings S.à.r.l.	Luxembourg
A. Schulman Inc. Limited	United Kingdom
A. Schulman International Inc.	USA (Delaware)
A. Schulman International Services BVBA	Belgium
A. Schulman Ireland Limited	Ireland
A. Schulman Magyarország Kereskedelmi Korlátolt Felelősségű Társaság	Hungary
A. Schulman Nordic AB	Sweden
A. Schulman Plásticos do Brasil Ltda.	Brazil
A. Schulman Plastics (Branch)	United Arab Emirates
A. Schulman Plastics (Dongguan) Ltd.	China
A. Schulman Plastics (Malaysia) Sdn. Bhd.	Malaysia
A. Schulman Plastics (Suzhou) Co., Ltd.	China
A. Schulman Plastics BVBA	Belgium
A. Schulman Plastics bvba Bornem Sucursala Cluj-Napoca	Romania
A. Schulman Plastics India Private Limited	India
A. Schulman Plastics PTY. LTD.	Australia
A. Schulman Plastics S.r.l.	Italy
A. Schulman Plastics SAS	France
A. Schulman Plastics, organizacni slozka	Czech Republic
A. Schulman Plastіk Sanayi ve Ticaret Anonim Sirketi	Turkey
A. Schulman Polska Sp. z o.o.	Poland
A. Schulman Real Estate GmbH & Co. KG	Germany
A. Schulman S.à.r.l.	Luxembourg

Entity Name	Jurisdiction of Formation
A. Schulman S.A.S.	France
A. Schulman 's-Gravendeel B.V.	Netherlands
A. Schulman Thermoplastic Compounds Limited	United Kingdom
A. Schulman Thermoplastic Compounds Sdn Bhd	Malaysia
A. Schulman, Inc.	USA (Delaware)
A.Schulman Poznan Sp. Z o.o.	Poland
Al Waha Petrochemical Company	Saudi Arabia
AS Global Holdings, Inc.	USA (Delaware)
AS Mex Hold S.A. de C.V.	Mexico
AS Worldwide LLC & Cie, S.C.S.	Luxembourg
AS Worldwide, LLC	USA (Delaware)
ASI Akron Land Co.	USA (Delaware)
ASI Employment S.A. de C.V.	Mexico
ASI Investments Holding Co.	USA (Delaware)
Basell (Thailand) Holdings B.V.	Netherlands
Basell Advanced Polyolefins (Dalian) Co. Ltd.	China
Basell Advanced Polyolefins (Suzhou) Co. Ltd.	China
Basell Advanced Polyolefins (Thailand) Company Ltd.	Thailand
Basell Arabie Investissements SAS	France
Basell Asia Pacific Limited	Hong Kong
Basell Bayreuth Chemie GmbH	Germany
Basell Benelux B.V.	Netherlands
Basell Chemie Köln GmbH	Germany
Basell Europe Holdings B.V.	Netherlands
Basell Germany Holdings GmbH	Germany
Basell Holdings Middle East GmbH	Germany
Basell Ibérica Poliolefinas Holdings S.L.	Spain
Basell International Holdings B.V.	Netherlands
Basell International Trading FZE	United Arab Emirates
Basell Italia S.r.l	Italy
Basell Mexico, S. de R.L. de C.V.	Mexico
Basell Moyen Orient Investissements SAS	France
Basell North America Inc.	USA (Delaware)
Basell Orlen Polyolefins Sp. Z.o.o.	Poland
Basell Orlen Polyolefins Sprzedaz Sp. Z.o.o.	Poland
Basell Poliolefinas Comercial Espagnola S.L.	Spain
Basell Poliolefinas Iberica S.L.	Spain
Basell Poliolefinas Ltda.	Brazil
Basell Poliolefinas, S. de R.L. de C.V.	Mexico
Basell Poliolefine Italia S.r.l.	Italy
Basell Polyolefin Istanbul Ticaret Limited Sirketi	Turkey
Basell Polyolefine GmbH	Germany

Entity Name	Jurisdiction of Formation
Basell Polyolefines France S.A.S.	France
Basell Polyolefins Company BVBA	Belgium
Basell Polyolefins India Private Limited	India
Basell Polyolefins Korea Ltd.	Korea, Republic of
Basell Polyolefins UK Limited	United Kingdom
Basell Sales & Marketing Company B.V.	Netherlands
Basell Service Company B.V.	Netherlands
Basell Slovakia s.r.o.	Slovakia
Basell Trading (Shanghai) Co. Ltd.	Shanghai
Basell UK Holdings Limited	United Kingdom
Basell UK Ltd.	United Kingdom
BKV Beteiligungs- und Kunststoffverwertungs-gesellschaft mbH	Germany
BMC Deutschland GmbH	Germany
BMC Dongguan Limited	China
BMC Far East Limited	Hong Kong
BMC TetraDURTurkey Plastik Hammadde Kompozit Üretim Sanayi ve Ticaret Limted Şirketi	Turkey
Brindisi Servizi Generali S.c.a.r.l.	Italy
Bulk Molding Compounds do Brasil Industria de Plásticos Reforçados Ltda.	Brazil
Bulk Molding Compounds Mexico, S. de R.L. de C.V.	Mexico
Bulk Molding Compounds, Inc.	Illinois
Citadel Brazil Holdings LLC	USA (Delaware)
Citadel Intermediate Holdings, LLC	USA (Delaware)
Citadel Plastics Holdings Coöperatief U.A.	Netherlands
Citadel Plastics Holdings, Inc.	USA (Delaware)
Citadel Plastics Mexico Holdings, LLC	USA (Delaware)
Citadel Plastics Netherlands Holdings, LLC	USA (Delaware)
Compagnie de Distribution des Hydrocarbures SAS	France
Compagnie Petrochimique de Berre SAS	France
Elian S.A.S.	France
EMS Holding Ltd.	USA (Ohio)
EPS Ethylen-Pipeline-Süd Geschäftsführungs GmbH	Germany
EPS Ethylen-Pipeline-Süd GmbH & Co. KG	Germany
Equistar Bayport, LLC	USA (Delaware)
Equistar Chemicals, LP	USA (Delaware)
Equistar GP, LLC	USA (Delaware)
Equistar LP, LLC	USA (Delaware)
Equistar Mont Belvieu Corporation	USA (Delaware)
GuangZhou Basell Advanced Polyolefins Co., Ltd.	China
Hadlock Plastics, LLC	USA (Delaware)
HGGC Citadel Plastics Holdings, Inc.	USA (Delaware)
HGGC Citadel Plastics Intermediate Holdings, Inc.	USA (Delaware)

Entity Name	Jurisdiction of Formation
HMC Polymers Company Limited	Thailand
Houston Refining LP	USA (Delaware)
HPC Holdings, LLC	USA (Delaware)
I.F.M. S.c.a.r.l.	Italy
ICO Europe C.V.	Netherlands
ICO Holdings New Zealand Limited	New Zealand
ICO Holdings, LLC	USA (Texas)
ICO Petrochemical Cayman Islands	Cayman Islands
ICO Polymers Cayman Islands	Cayman Islands
Indelpro, S.A. de C.V.	Mexico
Infraserv GmbH & Co. Höchst KG	Germany
Inmobiliaria Satchmo, S. de R.L. de C.V.	Mexico
Innovación Y Desarrollo en Materiales Avanzados, A.C.	Mexico
J.R. Courtenay (N.Z.) Limited	New Zealand
Limited Liability Company "LyondellBasell Polyolefins"	Russian Federation
Limited Liability Company A. Schulman	Russian Federation
LPI Holding Company	USA (Delaware)
Lucent Polymers Inc.	USA (Delaware)
LYB (Barbados) SRL	Barbados
LYB Advanced Polymer Solutions Ireland Limited	Ireland
LYB Americas Finance Company LLC	USA (Delaware)
LYB Equistar Holdings LLC	USA (Delaware)
LYB Export Holdings Limited	United Kingdom
LYB Exports Inc.	USA (Delaware)
LYB Finance Company B.V.	Netherlands
LYB International Finance B.V.	Netherlands
LYB International Finance II B.V.	Netherlands
LYB International Finance III, LLC	USA (Delaware)
LYB Ireland 2 Limited	Ireland
LYB Ireland Limited	Ireland
LYB La Porte Hyperzone LLC	USA (Delaware)
LYB Luxembourg S.à r.l.	Luxembourg
LYB Matrixx Holdings Inc.	USA (Delaware)
LYB Receivables LLC	USA (Delaware)
LYB Trading Company B.V.	Netherlands
LYB Treasury Services Ltd.	United Kingdom
Lyondell Asia Holdings Limited	Hong Kong
Lyondell Centennial Corp.	USA (Delaware)
Lyondell Chemical Company	USA (Delaware)
Lyondell Chemical Europe, Inc.	USA (Delaware)
Lyondell Chemical Overseas Services, Inc.	USA (Delaware)
Lyondell Chemical Products Europe LLC	USA (Delaware)

Entity Name	Jurisdiction of Formation
Lyondell Chemical Properties, L.P.	USA (Delaware)
Lyondell Chemical Technology 1 Inc.	USA (Delaware)
Lyondell Chemical Technology Management, Inc.	USA (Delaware)
Lyondell Chemical Technology, L.P.	USA (Delaware)
Lyondell Chemie (PO-11) B.V.	Netherlands
Lyondell Chemie (POSM) B.V.	Netherlands
Lyondell Chemie Nederland B.V.	Netherlands
Lyondell Chimie France SAS	France
Lyondell China Holdings Limited	Hong Kong
Lyondell Greater China Holdings Limited	Hong Kong
Lyondell Greater China Trading Limited	China
Lyondell Greater China, Ltd.	USA (Delaware)
Lyondell Japan, Inc.	Japan
Lyondell PO-11 C.V.	Netherlands
Lyondell POJVGP, LLC	USA (Delaware)
Lyondell POJVLP, LLC	USA (Delaware)
Lyondell POTechGP, Inc.	USA (Delaware)
Lyondell POTechLP, Inc.	USA (Delaware)
Lyondell Refining Company LLC	USA (Delaware)
Lyondell Refining I LLC	USA (Delaware)
Lyondell South Asia Pte Ltd	USA (Delaware)
LyondellBasell Acetyls Holdco, LLC	USA (Delaware)
LyondellBasell Acetyls, LLC	USA (Delaware)
LyondellBasell Advanced Polyolefins Mexico, S.A. de C.V.	Mexico
LyondellBasell Australia (Holdings) Pty Ltd	Australia
LyondellBasell Australia Pty Ltd	Australia
LyondellBasell Brasil Ltda.	Brazil
LyondellBasell Canada Inc.	Canada
LyondellBasell Central Europe Kft.	Hungary
LyondellBasell China Holdings B.V.	Netherlands
LyondellBasell Circular Economy B.V.	Netherlands
LyondellBasell Covestro Manufacturing Maasvlakte V.O.F.	Netherlands
LyondellBasell Egypt LLC	Egypt
LyondellBasell F&F Holdco, LLC	USA (Delaware)
LyondellBasell Finance Company	USA (Delaware)
LyondellBasell Holdings France SAS	France
LyondellBasell Hungary Kft	Hungary
LyondellBasell Industries Holdings B.V.	Netherlands
LyondellBasell Industries N.V.	Netherlands
LyondellBasell Investment LLC	USA (Delaware)
LyondellBasell Malaysia Sdn. Bhd.	Malaysia
LyondellBasell Polyolefin (Shanghai) Co., Ltd.	China

Entity Name	Jurisdiction of Formation
LyondellBasell Services France S.A.S.	France
LyondellBasell Subholdings B.V.	Netherlands
LyondellBasell Taiwan Co., Ltd.	Taiwan
LyondellBasell Transportation Company, LLC	USA (Delaware)
Natpet Schulman Specialty Plastic Compounds	Saudi Arabia
Ningbo ZRCC Lyondell Chemical Co. Ltd.	China
Ningbo ZRCC Lyondell Chemical Marketing Co. Ltd.	China
OE Insurance Ltd	Bermuda
Oil Casualty Insurance, Ltd.	Bermuda
Oil Insurance Limited	Bermuda
PD Glycol LP	USA (Texas)
PO JV, LP	USA (Delaware)
PO Offtake, LP	USA (Delaware)
Poly Pacific Polymers Sdn. Bhd.	Malaysia
Poly Pacific Pty. Ltd.	Australia
PolyMirae Co., Ltd.	Korea, Republic of
POSM II Limited Partnership, L.P.	USA (Delaware)
POSM II Properties Partnership LLC	USA (Delaware)
Premix Holding Company	USA (Delaware)
Premix, Inc.	USA (Ohio)
Prime Colorants, Inc.	USA (Tennessee)
PT A.Schulman Plastics	Indonesia
PT ASchulman Plastics Commercial	Indonesia
PTT Chemical PCL	Thailand
QCP B.V.	Netherlands
QCP Holding B.V.	Netherlands
QCP IP B.V.	Netherlands
Quantum Composites, Inc.	USA (Ohio)
Rayong Olefins Co., Ltd.	Thailand
RIGK GmbH Gesellschaft zur Rückführung industrieller and gewerblicher Kunstoffverpackungen mbH	Germany
San Jacinto Rail Limited	USA (Delaware)
Saudi Ethylene & Polyethylene Company	Saudi Arabia
Saudi Polyolefins Company	Saudi Arabia
SCG ICO Polymers Company Limited	Thailand
Sociedad Espanola De Materiales Plasticos, Semap, S.A.	Spain
Société des Stockages Petroliers du Rhône SA	France
Surplast S.A.	Argentina
Technology JV, LP	USA (Delaware)
tetra-DUR Kunststoff-Produktion GmbH	Germany
The Matrixx Group, Incorporated	USA (Indiana)
TRV Thermische Rückstandsverwertung GmbH & Co. KG	Germany

Entity Name	Jurisdiction of Formation
TRV Thermische Rückstandsverwertung Verwaltungs-GmbH	Germany
ULSAN PP Co., Ltd.	Korea, Republic of
YNCORIS GmbH & Co. KG	Germany